SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                          Date of Report: April 4, 2007




                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                            22-3328734
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, New York                          10119
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.02     ACCELERATION OF FINANCIAL OBLIGATION
ITEM 3.02     UNREGISTERED SALE OF EQUITY SECURITIES

MERGER TRANSACTION

On April 3, 2007, the Company, GS CleanTech Corporation ("GSCT") and GS Carbon Corporation ("GSCR") executed an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms and conditions of the Merger Agreement, GSCT will merge with and into GS CleanTech Acquisition, Inc., a newly formed special purpose subsidiary of the Company, and GSCR will merge with and into GS Carbon Acquisition, Inc., another newly formed special purpose subsidiary of the Company. As a result of this transaction, GSCT common stock shareholders will receive 1 share of the Company's common stock in return for every 3 shares of GSCT common stock held at the time of the closing of the Merger, and GSCR common stock shareholders will receive 1 share of the Company's common stock in return for every 3 shares of GSCR common stock held at the time of the closing of the Merger. The closing of the Merger will occur after approval of the Merger by the shareholders of GSCT and GSCR.

GSCT provides applied engineering and technology transfer services based on clean technologies and process innovations that make it cost-effective and easy to recycle and reuse resources. GSCT has recently executed a number of agreements for the installation of a number of its corn oil extraction technology at ethanol facilities, where GSCT will extract and sell corn oil as a biodiesel feedstock. GSCT is currently deploying several of these extraction systems. In addition to its corn oil extraction technology, GSCT owns a number of proprietary technologies, including innovative desiccation, process intensification, separation and carbon capture technologies. GSCT also owns several clean technology investments including General Hydrogen Corporation (about 3%), Ovation Products Corporation (about 12%), and GS EnviroServices, Inc. (about 65%).

GSCR was founded to facilitate decarbonization in ways that cost-effectively capitalize on the evolving carbon markets. GSCR's primary operations today are focused on the research and development of commercially viable advanced applications of cutting-edge clean technologies. GSCR's owns the exclusive rights to a proprietary new ultrasonic reformation process uses water, carbon-based materials and high intensity ultrasonic energies to synthesize clean burning fuels and other products. GSCR also owns several patent-pending technologies involving carbon aerogel composites. GSCR's testing laboratories are currently focused on commercializing new technologies that increase the efficiency and reduce the emissions profile of energy production. Current research and development projects include ultrasonic reformation of carbon-based liquids and gases into clean fuels, and synthesis and use of novel carbon-based products. GSCR also holds stakes in Sterling Planet, Inc. (about 10%), TerraPass, Inc. (about 10%), and Air Cycle Corporation (about 30%).

The Company currently owns 80% of the capital stock of GSCT and about 85% of the capital stock of GSCR. A merger with GSCT and GSCR is expected to be strategic to the Company for several reasons, including:

(a)  the reduction of operational sub-optimization,

(b) the reduction of confusion amongst the Company's employees, customers, vendors, creditors, shareholders and other stakeholders,

(c) the reduction of the resources and focus required to administer multiple public entities, and

(d) merging can be expected to increase liquidity for the Company, which can be material to the Company's future development activities.

The Company will be the surviving entity of the Merger. After the completion of the Merger, and the pending merger transaction between the Company's majority owned GS AgriFuels Corporation and GS Energy Corporation subsidiaries, the Company will have two majority-owned public subsidiaries, GS AgriFuels Corporation and GS EnviroServices Corporation (f/k/a TDS (Telemedicine), Inc.), a wholly-owned process engineering and technology transfer subsidiary (GS CleanTech), a wholly-owned clean technology research and development subsidiary (GS Carbon), and a number of minority held investments.

The foregoing descriptions of the transactions completed by the Company, GSCT and GSCR are only a summary and are qualified in their entirety by reference to the documents filed as exhibits to this Current Report on Form 8-K, which exhibits are hereby incorporated herein by reference.



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DEFAULT AND FORBEARANCE

On April 2, 2007, Cornell Capital Partners, LP ("Cornell"), declared certain debentures issued by GreenShift Corporation (the "Company") to Cornell with an aggregate original principal amount of $6,475,000 (the "Debentures") to be in default for the failure by the Company to maintain an effective registration statement as required by the Investor Registration Rights Agreements executed contemporaneously with the issuance of each Debenture. The Debentures are secured by the Company's holdings in GS CleanTech Corporation, GS AgriFuels Corporation, GS Energy Corporation and GS Carbon Corporation (among other assets). The Debentures are unconditionally guaranteed by Viridis Capital, LLC, a wholly-owned affiliate of the Company's chairman and chief executive officer, Kevin Kreisler (the "Guaranty").

On April 2, 2007, Viridis, Cornell and the Company entered into a Forbearance Agreement, pursuant to which Cornell agreed to forbear from exercising the remedies available to it under the Debentures and the related security and stock pledge agreements (the "Transaction Documents"), which would have included the liquidation by Cornell of a portion of the Company's holdings. The terms of the Forbearance Agreement provide that Cornell shall instead accept, convert and liquidate sufficient shares of Viridis' Series C Preferred Stock in the Company to facilitate the full repayment of the Debentures. Cornell shall accept the Series C Preferred Stock in tranches of 6,250 shares each, and it shall not convert a tranche until it has sold 80% of the shares of Company common stock issuable upon conversion of the previous tranche. Any such conversions shall be subject to the ownership limitations specified in the Debentures (i.e., limitations to ownership of no more than 4.9% of the outstanding capital stock of the Company. Cornell shall apply the net proceeds, which are defined in the Forbearance Agreement as 90% of the lowest closing bid price for the Company's common stock for the five trading days preceding the conversion date of the Series C shares, to the full satisfaction of the Company's obligations under the Debentures in the following priorities: (a) first, to accrued interest on the most recently issued Debenture, (b) then to principal on the most recently issued Debenture, (c) then to accrued interest on the next most recently issued Debenture, (d) then to principal on the next most recently issued Debenture, and so forth until all of the Company's obligations under the Debentures have been satisfied in full.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1 Agreement and Plan of Merger dated April 3, 2007 between GreenShift Corporation, GS CleanTech Corporation and GS Carbon Corporation.

10.2 Forbearance Agreement dated April 2, 2007 between GreenShift Corporation, Viridis Capital, LLC, and Cornell Capital Partners, LP.







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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 4, 2007                    GREENSHIFT CORPORATION

                                         By: /s/ Kevin Kreisler
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                                                 Kevin Kreisler
                                                 Chief Executive Officer